Exhibit 10.1

Da t e : 4/2 Bo rr o w er : PR No t e A m ount: $5 Loan No.: 80 Application No.: 25 “Borrower” means Page 1 of 7 Park State Bank “CARES Act” means collectively, the Coronavirus Aid, Relief, and Economic Security Act along with any applicable regulations. “Deferral Period” means the six (6) month period beginning on the date of this Note. “Lender” means Park State Bank “Loan” means the loan evidenced by this Note. “Maturity Date” means twenty - four (24) months from the date of this Note. “Note Amount” means the amount set forth above under the heading “Note Amount”. “Note Rate” means an interest rate of one percent (1%) per annum and interest shall accrue on the unpaid principal balance computed on the basis of the actual number of days elapsed in a year of 365 days. “Parties” means Borrower and Lender, collectively. “PPP” means the Paycheck Protection Program as set forth in the CARES Act. “SBA” means the Small Business Administration, an Agency of the United States of America. 3. CONDITIONS PRECEDENT TO FUNDING OF LOAN . Before the funding of the Loan, the following conditions must be satisfied: A. Lender has approved the request for the Loan. PREDICTIVE ONCOLOGY INC. Paycheck Protection Program Promissory Note 0/2020 EDICTIVE ONCOLOGY INC. 41,867.00 00211 113572 - 02 1. PROMISE TO PAY . Borrower promises to pay to the order of Lender the Note Amount, plus interest on the unpaid principal balance at the Note Rate, and all other amounts required by this Note. 2. DEFINITIONS .

Page 2 of 7 Park State Bank 4. B. Lender has received approval from SBA to fund the Loan. PAYMENT TERMS . Borrower will pay this Note as follows: A. No Payments During Deferral Period . There shall be no payments due by Borrower during the Deferral Period . B. Principal and Interest Payments . Commencing one month after the expiration of the Deferral Period, and continuing on the same day of each month thereafter until the Maturity Date, Borrower shall pay to Lender monthly payments of principal and interest, each in such equal amount required to fully amortize the principal amount outstanding on the Note on the last day of the Deferral Period by the Maturity Date . C. Maturity Date . On the Maturity Date, Borrower shall pay to Lender any and all unpaid principal plus accrued and unpaid interest plus interest accrued during the Deferral Period . This Note will mature on the Maturity Date . D. Payments . If any payment is due on a date for which there is no numerical equivalent in a particular calendar month then it shall be due on the last day of such month . If any payment is due on a day that is not a Business Day, the payment will be made on the next Business Day . The term “Business Day” means a day other than a Saturday, Sunday or any other day on which Lender is authorized to be closed . E. Payment Allocation . Payments shall be allocated among principal and interest at the discretion of Lender unless otherwise agreed or required by applicable law . Notwithstanding, in the event the Loan, or any portion thereof, is forgiven pursuant to the PPP, the amount so forgiven shall be applied to principal . F. Pre - Payment . Borrower may prepay this Note at any time without payment of any premium . 5. CERTIFICATIONS . Borrower certifies as follows: A. Current economic uncertainty makes this Loan necessary to support the ongoing operations of Borrower . B. Loan funds will be used to retain workers and maintain payroll or make mortgage payments, lease payments, utility payments and other qualified payments pursuant to the terms of the PPP . C. During the period beginning on February 15 , 2020 and ending on December 31 , 2020 , Borrower has not and will not receive another loan under the PPP .

Page 3 of 7 Park State Bank D . Borrower was in operation on February 15 , 2020 and (i) had employees for whom it paid salaries and payroll taxes, or (ii) paid independent contractors as reported on an IRS Form 1099 - Misc . 6. AGREEMENTS . Borrower understands and agrees, and waives and releases Lender, as follows: A. The Loan will be made under the PPP . Accordingly, it must be submitted to and approved by the SBA . There is limited funding available under the PPP and so all applications submitted will not be approved by the SBA . The Loan contemplated hereby may not be approved by the SBA . B. Lender is participating in the emergency Paycheck Protection Program (PPP) created by the CARES Act to help businesses affected by the COVID - 19 pandemic . However, Lender anticipates a high volume of applications for PPP loans, and there may be processing delays and system failures, along with other issues, that interfere with or otherwise prevent our submission of your application to the SBA . Lender does not represent or guarantee that it will submit your application before SBA funding is no longer available, or at all . You agree to forever release and waive any claims against Lender concerning failure to obtain the Loan, and you agree that Lender is not, and will not be, responsible or liable to you for any such claims, including, but not limited, to any claims concerning : (i) applications that are not submitted to the SBA until after the SBA stops approving applications, (ii) applications that are not processed or funded by the SBA, (iii) Lender’s pace, manner or systems for processing or prioritizing applications, or (iv) representations made or alleged to have been made by Lender regarding the application process, the PPP, or availability of funding thereunder . You hereby acknowledge that this release and waiver applies to both existing claims and future claims that may arise in connection with your PPP application . You further agree that this release and waiver supersedes any communications, understandings and agreements by or between the Parties with regard to any of the issues set forth herein . C. Forgiveness of the Loan is only available for principal that is used for the limited purposes that qualify for forgiveness under the PPP and SBA requirements thereunder, and that to obtain forgiveness, Borrower must request it and must provide documentation in accordance with the SBA requirements, and certify that the amounts Borrower is requesting to be forgiven qualify under the applicable requirements . Borrower also understand that Borrower shall remain responsible under the Loan for any amounts not forgiven, and that interest payable under the Loan will not be forgiven but that the SBA may pay the Loan interest on forgiven amounts . D. Forgiveness is not automatic and Borrower must request it as discussed above . Borrower is not relying on Lender for its understanding of the requirements for forgiveness of Loan amounts, including but not limited to, Borrower’s understanding of eligible expenditures, necessary records/documentation, or possible reductions in forgivable amounts under the Loan due to changes in number of employees or compensation . Rather Borrower will consult the SBA’s PPP materials and requirements and its own advisors with regard to such matters .

Page 4 of 7 Park State Bank E . The application for this Loan is subject to review and Borrower understands that it may not receive the Loan . The Loan also remains subject to availability of funds under the PPP and SBA’s approval and issuance of an SBA loan number for the Loan . 7. DEFAULT . Borrower is in default under this Note if Borrower: A. Fails to make a payment when due under the Note or otherwise fails to comply with any provision of this Note . B. Does not disclose, or anyone acting on its behalf does not disclose, any material fact to Lender or SBA . C. Makes, or anyone acting on its behalf makes, a materially false or misleading representation, attestation or certification to Lender or SBA in connection with Borrower’s request for this Loan under the PPP, or makes a false certification under Section 5 of this Note . D. Fails to comply with all of the provisions of this Note. E. Becomes the subject of a proceeding under any bankruptcy or insolvency law, has a receiver or liquidator appointed for any part of its business or property, or makes an assignment for the benefit of creditors . F. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent . G. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note . 8. LENDER'S RIGHTS IF THERE IS A DEFAULT . 9. Without notice or demand and without giving up any of its rights, Lender may: A. Require immediate payment of all amounts owing under this Note. B. Collect all amounts owing from Borrower. C. File suit and obtain judgment. LENDER'S GENERAL POWERS . Without notice or Borrower's consent, Lender may incur expenses to collect amounts due under this Note and enforce the terms of this Note . Among other things, such expenses may include reasonable attorney's fees and costs . If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance of the Loan .

Page 5 of 7 Park State Bank 10. JURY WAIVER; GOVERNING LAW AND VENUE; WHEN FEDERAL LAW APPLIES . BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, SUIT OR PROCEEDINGS (A) ARISING UNDER THIS NOTE OR (B) IN ANY WAY CONNECTED WITH OR RELATED TO OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE . BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, SUIT OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY . When SBA is the holder, this Note shall be interpreted and enforced under federal law, including SBA regulations . Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other such purposes . By using such procedures, SBA and Lender do not waive any federal immunity from state or local control, penalty, tax, or liability . As to this Note, Borrower may not claim or assert against SBA or Lender any local or state law to deny any obligation, defeat any claim of SBA or Lender, or preempt federal law . If the SBA is not the holder, this Note shall be governed by and construed in accordance with the laws of the State of Minnesota where the main office of Lender is located . MATTERS REGARDING INTEREST TO BE CHARGED BY LENDER AND THE EXPORTATION OF INTEREST SHALL BE GOVERNED BY FEDERAL LAW (INCLUDING WITHOUT LIMITATION SECTIONS 85 AND 1831 u) OF TITLE 12 OF THE UNITED STATES CODE AND THE LAW OF THE STATE OF MINNESOTA . Borrower agrees that any legal action or proceeding with respect to any of its obligations under this Note may be brought by Lender in any state or federal court located in the State of Minnesota, as Lender in its sole discretion may elect . Borrower submits to and accepts in respect of its property, generally and unconditionally, the non - exclusive jurisdiction of those courts . Borrower waives any claim that the State of Minnesota is not a convenient forum or the proper venue for any such suit, action or proceeding . The extension of credit that is the subject of this Note is being made by Lender in Minnesota . 11. SUCCESSORS AND ASSIGNS . Under this Note, Borrower includes its successors, and Lender includes its successors and assigns .

Page 6 of 7 Park State Bank 12. GENERAL PROVISIONS . A. Borrower must sign all documents necessary at any time to comply with the Loan. B. Borrower’s execution of this Note has been duly authorized by all necessary actions of its governing body . The person signing this Note is duly authorized to do so on behalf of Borrower . C. This Note shall not be governed by any existing or future credit agreement or loan agreement Borrower may have with Lender . The liabilities of Borrower guaranteed pursuant to any existing or future guaranty in favor of Lender shall not include this Note . The liabilities of Borrower secured by any existing or future security instrument in favor Lender shall not include this Note . D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses . Lender may delay or forgo enforcing any of its rights without giving up any of such rights . E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note . F. If any part of this Note is unenforceable, all other parts shall remain in effect. G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor . H. Borrower's liability under this Note will continue with respect to any amounts SBA may pay Lender based on an SBA guarantee of this Note . Any agreement with Lender under which SBA may guarantee this Note does not create any third party rights or benefits for Borrower and, if SBA pays Lender under such an agreement, SBA or Lender may then seek recovery from Borrower of amounts paid by SBA with respect to the Loan and this Note . I. Lender reserves the right to modify the Note Amount based on documentation received from Borrower . 13. ELECTRONIC SIGNATURES . Borrower’s electronic signature shall have the same force and effect as an original signature and shall be deemed (i) to be “written” or “in writing” or an “electronic record”, (ii) to have been signed and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files . Such paper copies or “printouts,” if introduced as evidence in any judicial, arbitral, mediation or administrative proceeding, will be admissible as between the Parties to the same extent and under the same conditions as other original business records created and maintained in documentary form . [Remainder of page intentionally blank]

Park State Bank Signature Page to Paycheck Protection Program Promissory Note Page 7 of 7 By : Name : Title : Date : By: Name: Bob Myers Title: Bob Myers Date : 04 - 20 - 2020

Account Agreement

Date:

Financial Institution	Account Title & Address
Park State Bank 1108 Nicollet Mall, Suite 210 Minneapolis, MN 55403 612-238-0430 By: betsyd	**PREDICTIVE ONCOLOGY INC.** 2915 COMMERS DRIVE SUITE 900 SAINT PAUL, MN 55121

☒ New Agreement ☐ Replaces Previous Agreement(s)

Ownership of Account(s)

Account Number, Type, Initial Amount, Source

[redacted]

PSB SBA PPP Checking

Additional Services Requested

Beneficiary Information

Backup Withholding Certifications

(If not a "U.S. Person," certify foreign status separately.)

Taxpayer Identification Number (TIN): 33-1007393

☒ The Taxpayer Identification Number shown is my correct TIN.

☒ I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

☐ EXEMPT: I am an exempt recipient under the Internal Revenue Service Regulations. Exempt Payee Code (if any) ________

FATCA Code: The FATCA code entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

I certify under penalties of perjury the statements made in this section are true and that I am a U.S. citizen or other U.S. person (as defined in the instructions).

[signature] 04-20-2020 (Date)

Signer Designation (Non-Owner)

(Financial Institution policy may require separate documentation as needed to demonstrate authority to sign or do transactions.)

Other Terms

Required Number of Signatures for Withdrawal: 1

Signature(s)

The undersigned certify the accuracy of the information provided. The undersigned also authorize financial institution to investigate credit and employment history and to obtain reports from consumer reporting agencies on them as individuals. Except as otherwise provided by law or other documents, each of the undersigned is authorized to make withdrawals, provided the required number of signatures is satisfied. The undersigned personally, and as or on behalf of the account owner(s), agree to the terms, and acknowledge receiving copies, of this document and the following:

Account Disclosure (Truth In Savings), Common Features (fees, etc), Terms & Conditions (including Electronic Disclosures and Notices), Electronic Fund Transfers, Funds Availability, Substitute Checks

[signature] 04-20-2020

Bob Myers Date ________________________ Date

________________________ Date ________________________ Date

Multipurpose Signature Card
Bankers Systems™ VMP®
Wolters Kluwer Financial Services ©2015

MP-SC-C1 2/27/2015
Page 1 of 1

Certification Regarding Internet Gambling Wolters Kluwer Financial Services - 2009 Bankers Systems * CRIG 7/14/2009 Page 1 of 1 Bob Myers Certification Regarding Internet Gambling The business entity identified below certifies that it does not engage in an Internet gambling business within the meaning of Federal Reserve Regulation GG. Business Entity PREDICTIVE ONCOLOGY INC. 04 - 20 - 2020 Date

Financial Institution Name: Park State Bank Financial Institution Location: Minneapolis, MN Account Number: Financial Institution Contact Person: Contact Phone Number: CIF Key/TIN: CERT - BEN 10/1/2017 Page 2 of 4 Certification of Beneficial Owners of Legal Entities I. GENERAL INSTRUCTIONS What is this form? To help the government fight financial crime, Federal regulation requires certain financial institutions to obtain, verify, and record information about the beneficial owners of legal entity customers. Legal entities can be abused to disguise involvement in terrorist financing, money laundering, tax evasion, corruption, fraud, and other financial crimes. Requiring the disclosure of key individuals who own or control a legal entity (i.e., the beneficial owners) helps law enforcement investigate and prosecute these crimes. Who has to complete this form? This form must be completed by the person opening a new account on behalf of a legal entity with any of the following U.S. financial institutions: (i) a bank or credit union; (ii) a broker or dealer in securities; (iii) a mutual fund; (iv) a futures commission merchant; or (v) an introducing broker in commodities. For the purposes of this form, a legal entity includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. Legal entity does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf. What information do I have to provide? This form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of Non - U.S. persons) for the following individuals ( i.e. , the beneficial owners ): (i) Each individual, if any, who owns, directly or indirectly, 25 percent or more of the equity interests of the legal entity customer ( e.g. , each natural person that owns 25 percent or more of the shares of a corporation); and (ii) An individual with significant responsibility for managing the legal entity customer ( e . g . , a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer) . The number of individuals that satisfy this definition of "beneficial owner" may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections ( e.g. , the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals ( i.e. , one individual under section (ii) and four 25 percent equity holders under section (i)). The financial institution may also ask to see a copy of a driver's license or other identifying document for each beneficial owner listed on this form.

II. CERTIFICATION OF BENEFICIAL OWNER(S)

Persons opening an account on behalf of a legal entity must provide the following information:

Name of Natural Person Opening Account: Bob Myers	**Title of Natural Person Opening Account:** Chief Financial Officer
Type of Legal Entity for Which the Account is Being Opened: Corporation	**Legal Entity Identifier (Optional):** 33-1007393
Name of Legal Entity for Which the Account is Being Opened: Predictive Oncology Inc.	
Physical Address of Legal Entity for Which the Account is Being Opened: 2915 Commers Drive, Suite 900, Eagan, MN 55121	

Provide the following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above:

Name (Beneficial Owner)	Date of Birth	Address (Residential or Business Street Address)	*For U.S. Persons:* Social Security Number	*For Non-U.S. Persons:* Social Security Number, Passport Number and country of issuance, or other similar identification number[1]
First Robert Last Myers ☐ check if owns 25% or more equity interest	12/18/1954	Street 8070 Upper 146th Street West City Apple Valley State & Zip MN 55124	[redacted]	Number Country of Issuance
First Last ☐ check if owns 25% or more equity interest		Street City State & Zip		Number Country of Issuance
First Last ☐ check if owns 25% or more equity interest		Street City State & Zip		Number Country of Issuance
First Last ☐ check if owns 25% or more equity interest		Street City State & Zip		Number Country of Issuance

✔ **If checked, Beneficial Owner listing requirement is Not Applicable**

CERT-BEN 10/1/2017
Page 3 of 4

Provide the following information for one individual with significant responsibility for managing the legal entity listed above, such as:

- **An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or**
- **Any other individual who regularly performs similar functions.**

(If appropriate, an individual listed under the ownership section above may also be listed in the section below).

Name/Title (of Person with Control)	Date of Birth	Address (Residential or Business Street Address)	*For U.S. Persons:* Social Security Number	*For Non-U.S. Persons:* Social Security Number, Passport Number and country of issuance, or other similar identification number[1]
First Bob Last Myers Title Myers	12/18/1954	Street 8070 Upper 146th Street West City Apple Valley State & Zip MN 55124	[redacted]	Number Country of Issuance

[1] In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

I, Bob Myers ***(name of natural person opening account)*, hereby certify, to the best of my knowledge, that the information provided above is complete and correct.**

I also agree to notify the bank if there is any change to the beneficial ownership information.

Signature: [signature] Date: 04-20-2020

CERT-BEN 10/1/2017
Page 4 of 4

Form W - 9 (Rev. October 2018) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification a Go to www.irs.gov/FormW9 for instructions and the latest information. Give Form to the requester. Do not send to the IRS. Print or type. See Specific Instructions on page 3. 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor or single - member LLC C Corporation S Corporation Partnership Trust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) a Note: Check the appropriate box in the line above for the tax classification of the single - member owner. Do not check LLC if the LLC is classified as a single - member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single - member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. Other (see instructions) a 4 Exemptions (codes apply only to certain entities, not individuals ; see instructions on page 3 ) : Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.) Requester’s name and address (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number – – or Employer identification number Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person a General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments . For the latest information about developments related to Form W - 9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W - 9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099 - INT (interest earned or paid) Cat. No. 10231X • Form 1099 - DIV (dividends, including those from stocks or mutual funds) • Form 1099 - MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099 - B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099 - S (proceeds from real estate transactions) • Form 1099 - K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098 - E (student loan interest), 1098 - T (tuition) • Form 1099 - C (canceled debt) • Form 1099 - A (acquisition or abandonment of secured property) Use Form W - 9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W - 9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. Form W - 9 (Rev. 10 - 2018) 3 3 – 1 0 0 7 3 9 3 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. Predictive Oncology Inc. 2 Business name/disregarded entity name, if different from above 5 Address (number, street, and apt. or suite no.) See instructions. 2915 Commers Drive, Suite 900 6 City, state, and ZIP code Eagan, MN 55124 7 List account number(s) here (optional) Date a 04 - 20 - 2020

Form W - 9 (Rev. October 2018) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification a Go to www.irs.gov/FormW9 for instructions and the latest information. Give Form to the requester. Do not send to the IRS. Print or type. See Specific Instructions on page 3. 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor or single - member LLC C Corporation S Corporation Partnership Trust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) a Note: Check the appropriate box in the line above for the tax classification of the single - member owner. Do not check LLC if the LLC is classified as a single - member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single - member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. Other (see instructions) a 4 Exemptions (codes apply only to certain entities, not individuals ; see instructions on page 3 ) : Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.) Requester’s name and address (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. – Employer identification number – Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person a General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments . For the latest information about developments related to Form W - 9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W - 9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099 - INT (interest earned or paid) Cat. No. 10231X • Form 1099 - DIV (dividends, including those from stocks or mutual funds) • Form 1099 - MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099 - B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099 - S (proceeds from real estate transactions) • Form 1099 - K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098 - E (student loan interest), 1098 - T (tuition) • Form 1099 - C (canceled debt) • Form 1099 - A (acquisition or abandonment of secured property) Use Form W - 9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W - 9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. Form W - 9 (Rev. 10 - 2018) 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. Robert Myers 2 Business name/disregarded entity name, if different from above 5 Address (number, street, and apt. or suite no.) See instructions. 8070 Upper 146th Street West 6 City, state, and ZIP code Apple Valley, MN 55124 7 List account number(s) here (optional) Social security number Date a 04 - 20 - 2020

Form W - 9 (Rev. October 2018) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification a Go to www.irs.gov/FormW9 for instructions and the latest information. Give Form to the requester. Do not send to the IRS. Print or type. See Specific Instructions on page 3. 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor or single - member LLC C Corporation S Corporation Partnership Trust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) a Note: Check the appropriate box in the line above for the tax classification of the single - member owner. Do not check LLC if the LLC is classified as a single - member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single - member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. Other (see instructions) a 4 Exemptions (codes apply only to certain entities, not individuals ; see instructions on page 3 ) : Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.) 5 Address (number, street, and apt. or suite no.) See instructions. Requester’s name and address (optional) 6 City, state, and ZIP code 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number – – or Employer identification number – Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person a Date a General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments . For the latest information about developments related to Form W - 9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W - 9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099 - INT (interest earned or paid) Cat. No. 10231X • Form 1099 - DIV (dividends, including those from stocks or mutual funds) • Form 1099 - MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099 - B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099 - S (proceeds from real estate transactions) • Form 1099 - K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098 - E (student loan interest), 1098 - T (tuition) • Form 1099 - C (canceled debt) • Form 1099 - A (acquisition or abandonment of secured property) Use Form W - 9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W - 9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. Form W - 9 (Rev. 10 - 2018)

CORPORATE AUTHORIZATION RESOLUTION By : Name and Title or Position Signature Facsimile Signature (if used) A. Bob Myers, Secretary and CFO X X B. X X C. X X D. X X E. X X F. X X POWERS GRANTED (Attach one or more Agents to each power by placing the letter corresponding to their name in the area before each power. Following each power indicate the number of Agent signatures required to exercise the power.) (3) (4) (5) (6) (7) Indicate A, B, C, Description of Power D, E, and/or F (1) Exercise all of the powers listed in this resolution. (2) Open any deposit or share account(s) in the name of the Corporation. Indicate number of signatures required LIMITATIONS ON POWERS The following are the Corporation's express limitations on the powers granted under this resolution. Endorse checks and orders for the payment of money or otherwise withdraw or transfer funds on deposit with this Financial Institution. Borrow money on behalf and in the name of the Corporation, sign, execute and deliver promissory notes or other evidences of indebtedness. Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by the Corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non - payment. Enter into a written lease for the purpose of renting, maintaining, accessing and terminating a Safe Deposit Box in this Financial Institution. Other . adopted at a meeting of the Board of Directors of the Corporation duly and properly called and held on These resolutions appear in the minutes of this meeting and have not been rescinded or modified. AGENTS Any Agent listed below, subject to any written limitations, is authorized to exercise the powers granted as indicated below: Park State Bank 1108 Nicollet Mall, Suite 210 Minneapolis, MN 55403 Predictive Oncology Inc. 04 - 20 - 2020 (date). Corporate Authorization Wolters Kluwer Financial Services - 1995, 1997, 2006 CA - 1 12/16/2006 VMPC158 (0612) Initials: Page 1 of 2 VMP , Bankers Systems * Referred to in this document as "Financial Institution" Referred to in this document as "Corporation" I, Bob Myers , certify that I am Secretary (clerk) of the above named corporation organized under the laws of Delaware , Federal Employer I.D. Number 33 - 1007393 , engaged in business under the trade name of Predictive Oncology Inc. , and that the resolutions on this document are a correct copy of the resolutions

l If checked, the Corporation is a non - profit corporation. FOR FINANCIAL INSTITUTION USE ONLY A c k n o w l e d g e d an d re c e i v e d o n (d a t e) b y ( i n i t ia l s ) l T h is r e s o l u ti o n is s u p e r s e d ed b y r e s o l u ti o n d a ted . Comments: RESOLUTIONS The Corporation named on this resolution resolves that, (1) The Financial Institution is designated as a depository for the funds of the Corporation and to provide other financial accommodations indicated in this resolution . (2) This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by the Financial Institution . Any and all prior resolutions adopted by the Board of Directors of the Corporation and certified to the Financial Institution as governing the operation of this corporation's account(s), are in full force and effect, until the Financial Institution receives and acknowledges an express written notice of its revocation, modification or replacement . Any revocation, modification or replacement of a resolution must be accompanied by documentation, satisfactory to the Financial Institution, establishing the authority for the changes . (3) The signature of an Agent on this resolution is conclusive evidence of their authority to act on behalf of the Corporation . Any Agent, so long as they act in a representative capacity as an Agent of the Corporation, is authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated on page one, from time to time with the Financial Institution, subject to any restrictions on this resolution or otherwise agreed to in writing . (4) All transactions, if any, with respect to any deposits, withdrawals, rediscounts and borrowings by or on behalf of the Corporation with the Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed . (5) The Corporation agrees to the terms and conditions of any account agreement, properly opened by any Agent of the Corporation . The Corporation authorizes the Financial Institution, at any time, to charge the Corporation for all checks, drafts, or other orders, for the payment of money, that are drawn on the Financial Institution, so long as they contain the required number of signatures for this purpose . (6) The Corporation acknowledges and agrees that the Financial Institution may furnish at its discretion automated access devices to Agents of the Corporation to facilitate those powers authorized by this resolution or other resolutions in effect at the time of issuance . The term "automated access device" includes, but is not limited to, credit cards, automated teller machines (ATM), and debit cards . (7) The Corporation acknowledges and agrees that the Financial Institution may rely on alternative signature and verification codes issued to or obtained from the Agent named on this resolution . The term "alternative signature and verification codes" includes, but is not limited to, facsimile signatures on file with the Financial Institution, personal identification numbers (PIN), and digital signatures . If a facsimile signature specimen has been provided on this resolution, (or that are filed separately by the Corporation with the Financial Institution from time to time) the Financial Institution is authorized to treat the facsimile signature as the signature of the Agent(s) regardless of by whom or by what means the facsimile signature may have been affixed so long as it resembles the facsimile signature specimen on file . The Corporation authorizes each Agent to have custody of the Corporation's private key used to create a digital signature and to request issuance of a certificate listing the corresponding public key . The Financial Institution shall have no responsibility or liability for unauthorized use of alternative signature and verification codes unless otherwise agreed in writing . Pennsylvania . The designation of an Agent does not create a power of attorney ; therefore, Agents are not subject to the provisions of 20 Pa . C . S . A . Section 5601 et seq . (Chapter 56 ; Decedents, Estates and Fiduciaries Code) unless the agency was created by a separate power of attorney . Any provision that assigns Financial Institution rights to act on behalf of any person or entity is not subject to the provisions of 20 Pa . C . S . A . Section 5601 et seq . (Chapter 56 ; Decedents, Estates and Fiduciaries Code) . EFFECT ON PREVIOUS RESOLUTIONS This resolution supersedes resolution dated . If not completed, all resolutions remain in effect . CERTIFICATION OF AUTHORITY I further certify that the Board of Directors of the Corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the resolutions on page 2 and to confer the powers granted above to the persons named who have full power and lawful authority to exercise the same . (Apply seal below where appropriate . ) In Witness Whereof, I have subscribed my name to this document and affixed the seal of the Corporation on 04 - 20 - 2020 (date). Attest by One Other Officer Secretary Corporate Authorization Wolters Kluwer Financial Services - 1995, 1997, 2006 CA - 1 12/16/2006 VMPC158 (0612) Initials: Page 2 of 2 VMP , Bankers Systems *